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                                                                    EXHIBIT 99.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the report on Form 11-K for the Nashua Corporation Employees' Savings Plan (the "401(k) Plan") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John L. Patenaude and Robert S. Amrein, Plan Committee Members for the 401(k) Plan, hereby certify, pursuant to 18 U.S.C.
Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the 401(k) Plan.

Date: June 23, 2003                               /s/ John L. Patenaude
     --------------------                         -----------------------------
                                                  John L. Patenaude
                                                  Plan Committee Member


                                                  /s/ Robert S. Amrein
                                                  -----------------------------
                                                  Robert S. Amrein
                                                  Plan Committee Member